UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of report
(Date of earliest event reported): July 17, 2014
(April 1, 2014)

HOME LOAN SERVICING SOLUTIONS, LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands	1-35431	98-0683664
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Home Loan Servicing Solutions, Ltd.
c/o Intertrust Corporate Services (Cayman) Limited
190 Elgin Avenue
George Town, Grand Cayman
KY1-9005
Cayman Islands
Registrant’s telephone number, including area code: (345) 945-3727
Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
On July 16, 2014, HLSS Servicer Advance Receivables Trust (the “HSART Facility”), entered into a separate amendment agreement (each an “Amendment Agreement”) with each of Barclays Bank plc, Wells Fargo Bank, N.A. and Credit Suisse AG, Cayman Islands Branch (each a “VFN Noteholder”) to extend the expected maturity date of the variable funding notes held by each VFN Noteholder to August 28, 2015. Each Amendment Agreement amends an Indenture Supplement dated as of August 30, 2013 for a series of variable funding notes issued by the HSART Facility.
This description of the Amendment Agreements is not complete and is qualified in its entirety by reference to the Amendment Agreements, copies of which are attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 and which are incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

The news release of Home Loan Servicing Solutions, Ltd., dated July 17, 2014, announcing its results for the second quarter of 2014 is attached hereto as Exhibit 99.1. The information contained under Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and, as a result, such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a)-(c) Not applicable.

(d) Exhibits:

Exhibit No.

10.1
Amendment No.4 dated as of July 16, 2014 to the Second Amended and Restated Series 2012-VF1 Indenture Supplement dated as of August 30, 2013 to the Sixth Amended and Restated Indenture, dated as of January 17, 2014.

10.2
Amendment No.4 dated as of July 16, 2014 to the Second Amended and Restated Series 2012-VF2 Indenture Supplement dated as of August 30, 2013 to the Sixth Amended and Restated Indenture, dated as of January 17, 2014.

10.3
Amendment No.4 dated as of July 16, 2014 to the Second Amended and Restated Series 2012-VF3 Indenture Supplement dated as of August 30, 2013 to the Sixth Amended and Restated Indenture, dated as of January 17, 2014.

99.1	Text of press release by Home Loan Servicing Solutions, Ltd. dated July 17, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOME LOAN SERVICING SOLUTIONS, LTD.
(Registrant)

By:	/s/ James Lauter
James Lauter
Senior Vice President and Chief Financial Officer (On behalf of the Registrant and as its principal financial officer)
Date: July 17, 2014